LTX-Credence Mid-Quarter Update October 8, 2008 Exhibit 99.1

Safe Harbor for Forward-Looking Statements
Statements in this presentation regarding the merger between LTX and Credence completed on August 29, 2008, including the belief that the combined strengths of the two companies will create a leading provider of focused, cost-optimized solutions designed to enable customers to implement best-in-class test strategies to maximize their profitability, the new company’s ability to address broad market segments, product roadmap plans, the belief that the combined strengths of the companies’ expertise and product portfolio will benefit customers, the creation of a test company with the financial strength, growth opportunities, critical mass, and operational efficiency to lead the industry, the expectation that the combination will drive efficiencies associated with operating a larger business, and the anticipation of saving approximately $45 million at the end of the integration period, the financial guidance on revenue, gross margin, net income and earnings per share, and any other statements about managements’ future expectations, beliefs, goals, plans or prospects constitute forward-looking
statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing “believes,” “anticipates,” “plans,” “expects,” “may,” “will,”
“would,” “intends,” “estimates” and similar expressions) should also be considered to be forward-looking
statements. There
are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking
statements, including: the ability to successfully integrate LTX’s and Credence’s operations and employees;
the ability to realize anticipated synergies and cost savings; the risk of fluctuations in sales and operating results; risks related to the timely development of new products, options and software applications and the other factors described in
LTX’s Annual Report on Form 10-K for the fiscal year ended July 31, 2007 and Credence’s Annual Report on Form
10-K
for
the fiscal year ended November 3, 2007 and their most recent Quarterly Reports on Form 10-Q each filed with the SEC.
LTX-Credence disclaims any intention or obligation to update any forward-looking
statements as a result of developments
occurring after the date of this presentation.

LTX-Credence
Merger Strategic Rationale
Brings together Complementary Technology
Broad, comprehensive portfolio of proven technologies
Minimal overlap in product offerings
Strong framework for future product roadmap
Builds Customer Diversity
Ability to provide more comprehensive solutions for our customers
Minimal overlap in customers and segments
Streamlines
the Business
Enables us to operate efficiently, and bring solutions to market quickly
Provides the size and scope for financial strength and profitable growth
Merger Timeline
6/23/08
Merger
Announced
9/30/08
Original Anticipated Merger
Closing Date
8/29/08
Merger Closed
Ahead of Schedule
9/09/08
New Organization
and Roadmap Defined
8/28/08
Stockholder
Meetings
7/23/08
New Executive
Structure Defined

Page 4 It’s Not Just Market Segments – It’s Devices !! Computing Wireless Automotive Entertainment Core Technologies CPU Power/Mixed Signal Chipset/Graphics DSP/ASIC Mobility RF MCU

Product Roadmap - Phased Approach
Phase 1 :  Short Term Plan
Minimize overlap of products in targeted markets
Maximize customer retention
Phase 2 :  Strategic Transition
Leverage instrument technologies across platforms
Merge tester operating systems where appropriate
Seamless customer transition
Phase 3 :  Long Term Vision
Develop a new, cost-optimized architecture
Market focused configurations

LTX-Credence
Segment Focused, Scalable Platforms - Minimize Market Overlap
Sapphire
ASL
X-Series
Diamond
Configurations for optimal testing of DSP, power,
automotive, mixed signal & RF applications
Optimized performance for CPU, graphics and
high end digital testing
High density packaging for lowest cost testing of
microcontrollers, cost sensitive digital consumer
Market leader for testing linear, low end mixed
signal and power management devices
9.9Bn 7.3Bn 0.44Bn 79.2Bn 6.6Bn 5.8Bn
MCU
Chipset
Graphics
CPU
Power M/S,
Analog
Wireless RF DSP ASIC
Unit Volume 2007

Sapphire
2008 2009
Test Platform Roadmap
ASL 1K
X-Series EX, MX, LX
Diamond 40
End of life
Diamond 10
ASL 3K
2011
Continued development, manufacturing and support
Continued development, manufacturing and support
2010
Continued development, manufacturing and support
Continued development, manufacturing and support
Sustaining mfg.
& support

ST
TEXAS INSTRUMENTS
AMD
Smarter Choice
NEC
RENESAS
ATMEL
intel
Leap ahead
AVAGO
TECHNOLOGIES
TriQuint
SEMICONDUCTOR
Infineon
technologies
MAXIM
ANADIGICS
SILICON LABS
FAIRCHILD
SEMICONDUCTOR
SKYWORKS
RICHTEK
SMSC
SUCCESS BY DESIGN
ENTROPIC
communications

Page 8 Strong Position with Leading Customers Computing Wireless Automotive Entertainment

Amkor Technology

KYEC

UTAC

Carsem
Your Technology Partner

unisem (m) berhad

GS 智森科技 Giga Solution

ASE TEST

SPIL

HANA MICRON

Sigurd

STATSChipPAC

Page 9 Strong Position with Leading OSATs Computing Wireless Automotive Entertainment

Q1FY09 Financial Guidance
($0.13) – ($0.10) EPS*
($16M) – ($13M) Net Income*
$51M - $58M
Q1FY09
Revenue
Quarterly guidance to be provided for revenue and EPS
(excluding amortization of intangibles).
No bookings guidance or actual bookings reported.
* Excludes amortization of intangibles, restructuring and merger related charges

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Quarterly Break-even Business Model
$108 Pro forma net income B-E*
$88 EBITDA B-E**
Gross Margin
Q1FY09
Cost Synergy
$93
$75
50%
$6.6
Q2FY09
$84
$65
50%
$9.9
Q3FY09
Depreciation = $4.6M per quarter
Amortization of intangibles = $3M per quarter (current estimate, subject to change)
Stock-based compensation = $2.2M per quarter
$80
$62
50%
$11.2
Q4FY09
*  Excludes amortization of intangibles
** Excludes equity compensation expense
LTX and
Credence
standalone
LTX and
Credence
combined